UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2003

                                    33-97090
                            (Commission File Number)

                               ACG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                                     62-1395968
 (Jurisdiction of Incorporation)           (IRS Employer Identification Number)

                               100 Winners Circle
                           Brentwood, Tennessee 37027
                                 (615) 377-0377

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)


                          AMERICAN COLOR GRAPHICS, INC.
             (Exact name of registrant as specified in its charter)

          New York                                     16-1003976
(Jurisdiction of Incorporation)            (IRS Employer Identification Number)

                               100 Winners Circle
                           Brentwood, Tennessee 37027
                                 (615) 377-0377

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)


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     Item 5. Other Events and Required FD Disclosure.

     American Color Graphics, Inc. has redeemed all its outstanding 12 3/4% Senior Subordinated Notes Due 2005 (the "Notes"), at a redemption price equal to 100% of the principal amount of each such Note, together with all accrued and unpaid interest thereon to August 2, 2003 (the "Redemption Date"). Interest on the Notes ceased to accrue on and after the Redemption Date. Holders of the Notes were sent a Notice of Redemption dated as of July 3, 2003, containing instructions on how to obtain payment for their Notes through The Bank of New York, as Paying Agent.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       ACG HOLDINGS, INC.
                                       AMERICAN COLOR GRAPHICS, INC.

                                       By:  /s/ Patrick W. Kellick
                                            ------------------------------------
                                            Patrick W. Kellick
                                            SENIOR VICE PRESIDENT/
                                            CHIEF FINANCIAL OFFICER

Dated: August 13, 2003